Exhibit 10.6

AMENDED AND RESTATED GUARANTY

This AMENDED AND RESTATED GUARANTY (this “Guaranty”), dated as of April 27, 2006, is made by Watts Water Technologies, Inc., a Delaware corporation (the “Company”), the Subsidiaries of the Company set forth on the signature pages hereto (the “Initial Subsidiary Guarantors”), Watts Industries Europe B.V., a private company with limited liability organized under the laws of The Netherlands (the “Initial Designated Borrower” and, together with the Company, the Initial Subsidiary Guarantors and any additional Subsidiaries of the Company that become parties to this Guaranty by executing a Supplement hereto in the form attached hereto as Annex I, the “Guarantors”), in favor of Bank of America, N.A., as Administrative Agent (in such capacity, “Administrative Agent”) for the Lenders pursuant to the Credit Agreement hereinafter defined.

PRELIMINARY STATEMENTS

WHEREAS, the Company, the Initial Designated Borrower and certain of the Initial Subsidiary Guarantors are parties to that certain Guaranty, dated as of September 23, 2004 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Guaranty”), in favor of the Administrative Agent, which Existing Guaranty was entered into in connection with that certain Credit Agreement, dated as September 23, 2004 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), by and among the Company, certain Subsidiaries of the Company party thereto, the lenders party thereto and the Administrative Agent;

WHEREAS, the Existing Credit Agreement has been amended and restated in its entirety pursuant to that certain Amended and Restated Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), among the Company, certain Subsidiaries of the Company party thereto pursuant to Section 2.14 thereof (the “Designated Borrowers” and, collectively with the Company, the “Borrowers”), the Lenders and the Administrative Agent;

WHEREAS, the Company is the parent of each Designated Borrower, and as such will derive direct and indirect economic benefits from the making of the Loans and other financial accommodations provided to the Designated Borrowers pursuant to the Credit Agreement;

WHEREAS, (i) each Domestic Designated Borrower is, with respect to the Company and each other Designated Borrower, a direct or indirect Subsidiary thereof and/or commonly owned and controlled by the Company, and as such will derive direct and indirect economic benefits from the making of the Loans and other financial accommodations provided to such other Borrowers pursuant to the Credit Agreement and (ii) each Foreign Designated Borrower is, with respect to each other Foreign Designated Borrower, a direct or indirect Subsidiary thereof and/or commonly owned and controlled by the Company, and as such will derive direct and indirect economic benefits from the making of the Loans and other financial accommodations provided to such other Foreign Designated Borrowers pursuant to the Credit Agreement;

WHEREAS, (i) each Domestic Subsidiary Guarantor is, with respect to each Borrower, a direct or indirect Subsidiary thereof and/or commonly owned and controlled by the Company, and as such will derive direct and indirect economic benefits from the making of the Loans and other financial accommodations provided to the Borrowers pursuant to the Credit Agreement and (ii) each Foreign Subsidiary Guarantor is, with respect to each Foreign Designated Borrower, a direct or indirect Subsidiary thereof and/or commonly owned and controlled by the Company, and as such will derive direct and indirect economic benefits from the making of the Loans and other financial accommodations provided to the Foreign Designated Borrowers pursuant to the Credit Agreement;

WHEREAS, the Domestic Subsidiaries of the Company party hereto as of the date hereof constitute the Material Domestic Subsidiaries of the Company as of the date hereof and shall be Domestic Subsidiary Guarantors hereunder; and

WHEREAS, in order to induce Administrative Agent and Lenders to enter into the Credit Agreement and other Loan Documents and to induce Lenders to make the Loans and other financial accommodations as provided for in the Credit Agreement, (i) the Company, each Domestic Designated Borrower and each Domestic Subsidiary Guarantor (collectively, the “Domestic Guarantors”) have agreed to guarantee payment of the Obligations of all of the Borrowers and (ii) each Foreign Designated Borrower and each Foreign Subsidiary Guarantor (collectively, the “Foreign Guarantors”) have agreed to guarantee payment of the Obligations of all of the Foreign Designated Borrowers.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce Lenders to provide the Loans and other financial accommodations under the Credit Agreement, it is agreed as follows:

1.             Guaranty. Each Domestic Guarantor hereby, jointly and severally, absolutely and unconditionally guarantees, as a guarantee of payment and not merely as a guarantee of collection, prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future Obligations of all of the Borrowers to the Administrative Agent, the Lenders, the L/C Issuer and the Affiliates of the foregoing to whom Obligations are owed, and the respective successors, endorsees, transferees and assigns of each of the foregoing (each a “Holder of Obligations” and collectively the “Holders of Obligations”) (including all renewals, extensions and modifications thereof and all costs, reasonable attorneys’ fees and expenses incurred by the Holders of Obligations in connection with the collection or enforcement thereof) (collectively, the “Guaranteed Obligations”). Each Foreign Guarantor hereby, jointly and severally, absolutely and unconditionally guarantees, as a guarantee of payment and not merely as a guarantee of collection, prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future Obligations of all of the Foreign Designated Borrowers to the Holders of Obligations (including all renewals, extensions and modifications thereof and all costs, reasonable attorneys’ fees and expenses incurred by the Holders of Obligations in connection with the collection or enforcement thereof) (collectively, the “Guaranteed Foreign Obligations”; it being understood that all references to the “Guaranteed Obligations” herein (except in the first sentence of Section 10, in which instance the reference to “Guaranteed Obligations” shall refer to all existing and future Obligations of all of the Borrowers to the Holders of Obligations) shall, in the case of any Foreign Guarantor, refer only to the Guaranteed Foreign Obligations). This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of any Guarantor under this Guaranty. Notwithstanding any provision herein contained to the contrary, each Guarantor’s liability hereunder shall be limited to an amount not to exceed as of any date of determination the greater of: (a) the net amount of all Loans and other extensions of credit (including Letters of Credit) advanced to another Loan Party under the Credit Agreement and directly or indirectly re-loaned or otherwise transferred to, or incurred for the benefit of, such Guarantor, plus interest thereon at the applicable rate specified in the Credit Agreement; or (b) the amount which could be claimed by the Administrative Agent and the Holders of Obligations from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of the Bankruptcy Code of the United States or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

2.             No Setoff or Deductions; Taxes. The Guarantors hereby represent, warrant and jointly and severally agree that, as of the date of this Guaranty, their obligations under this Guaranty are not subject to any offsets or defenses against the Administrative Agent or the Holders of Obligations or any other guarantor of the Guaranteed Obligations of any kind. The Guarantors further jointly and severally agree that their obligations under this Guaranty shall not be subject to any counterclaims, offsets or defenses against the Administrative Agent or any Holder of Obligation or any other guarantor of the Guaranteed Obligations of any kind which may arise in the future. All payments required to be made by each Guarantor hereunder shall be made to the Holders of Obligations free and clear of, and without deduction for, any and all present and future taxes. If any Guarantor shall be required by law to deduct any taxes from or in respect of any sum payable hereunder, (a) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2) the Holders of Obligations receive an amount equal to the sum they would have received had no such deductions been made, (b) such Guarantor shall make such deductions, and (c) such Guarantor shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within thirty (30) days after the date of any payment of such taxes, each applicable Guarantor shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof. Each Guarantor shall jointly and severally indemnify and, within ten business (10) days of written demand therefor, pay each Holder of Obligations for the full amount of taxes paid by any Holder of Obligations in respect of any sum payable hereunder (including any taxes imposed on any Holder of Obligations by any jurisdiction on amounts payable under this Section 2) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such taxes were correctly or legally asserted; provided, that no Foreign Guarantor shall be liable for any indemnity for (or otherwise with respect to) any taxes paid by a Holder of Obligations in respect of a payment received from any Domestic Guarantor.

3.             No Termination. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of the Lenders or facilities provided by the Lenders with respect to the Guaranteed Obligations are terminated. Payment by Guarantors shall be made to the Administrative Agent in immediately available funds in Dollars or, as applicable, such other currency in which the related Guaranteed Obligations are required to be paid pursuant to the Credit Agreement, and shall be credited and applied to the Guaranteed Obligations.

4.             Waiver of Notices. Each Guarantor waives notice of the acceptance of this Guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof. Each Guarantor further waives presentment, protest, notice, dishonor or default, demand for payment and any other notices to which such Guarantor might otherwise be entitled.

5.             Subrogation. No Guarantor shall exercise any right of subrogation, contribution or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of the Lenders or facilities provided by the Lenders with respect to the Guaranteed Obligations are terminated. If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Holders of Obligations and shall promptly be paid to the Administrative Agent and shall be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

6.             Indemnification. To the extent that any Guarantor shall make a payment under this Guaranty (any such payment, a “Guarantor Payment”) that, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount that such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following the indefeasible payment in full of all Guaranteed Obligations and any other amounts payable under this Guaranty and the termination of any commitments of the Lenders or facilities provided by the Lenders with respect to the Guaranteed Obligations, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment. As of any date of determination, the “Allocable Amount” of any Guarantor shall be equal to the maximum amount of the claim that could then be recovered from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code of the United States, under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law. This Section 6 is intended only to define the relative rights of the Guarantors and nothing set forth in this Section 6 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty. The rights of the parties under this Section 6 shall be exercisable upon the full and indefeasible payment of all Guaranteed Obligations and any other amounts payable under this Guaranty and the termination of any commitments of the Lenders or facilities provided by the Lenders with respect to the Guaranteed Obligations. The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor or Guarantors to which such contribution and indemnification is owing.

7.             Waiver of Suretyship Defenses. Each Guarantor agrees that the Holders of Obligations may, at any time and from time to time, and without notice to the Guarantor, make any agreement with any Borrower or with any other person or entity liable on any of the Guaranteed Obligations or providing collateral as security for the Guaranteed Obligations, for the extension, renewal, payment, compromise, discharge or release of the Guaranteed Obligations, any other guarantor or any collateral (in whole or in part), or for any modification or amendment of the terms thereof or of any instrument or agreement evidencing the Guaranteed Obligations or the provision of collateral, all without in any way impairing, releasing, discharging or otherwise affecting the obligations of such Guarantor under this Guaranty. Each Guarantor waives any defense arising by reason of any disability or other defense of any Borrower or any other guarantor, or the cessation from any cause whatsoever of the liability of any Borrower, or any claim that such Guarantor’s obligations exceed or are more burdensome than those of any Borrower and waives the benefit of any statute of limitations affecting the liability of such Guarantor hereunder. Each Guarantor waives any right to enforce any remedy which any Holder of Obligations now has or may hereafter have against any Borrower and waives any benefit of and any right to participate in any security now or hereafter held by any Holder of Obligations.

8.             Exhaustion of Other Remedies Not Required. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations. Each Guarantor waives diligence by the Holders of Obligations and action on delinquency in respect of the Guaranteed Obligations or any part thereof, including, without limitation any provisions of law requiring any Holder of Obligations to exhaust any right or remedy or to take any action against any Borrower, any other guarantor or any other person, entity or property before enforcing this Guaranty against such Guarantor.

9.             Reinstatement. Notwithstanding anything in this Guaranty to the contrary, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any portion of the Guaranteed Obligations is revoked, terminated, rescinded or reduced or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of any Borrower or any other person or entity or otherwise, as if such payment had not been made and whether or not the Administrative Agent or any other Holder of Obligations is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.

10.          Subordination. Each Guarantor hereby subordinates the payment of all obligations and indebtedness of any Loan Party owing to such Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of any Loan Party to such Guarantor as subrogee of the Holders of Obligations or resulting from such Guarantor’s performance under this Guaranty, to the indefeasible payment in full of all Guaranteed Obligations. If the Administrative Agent, on behalf of the Holders of Obligations, so requests, any such obligation or indebtedness of any Loan Party to such Guarantor shall be enforced and performance received by such Guarantor as trustee for the Holders of Obligations and the proceeds thereof shall be paid over to the Administrative Agent on account of the Guaranteed Obligations and shall be credited and applied to the Guaranteed Obligations, whether matured or unmatured, but without reducing or affecting in any manner the liability of any Guarantor under this Guaranty.

11.          Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, upon the insolvency, bankruptcy or reorganization of any Borrower or any other person or entity, or otherwise, all such amounts shall nonetheless be payable by each Guarantor immediately upon demand by the Administrative Agent.

12.          Expenses. Each Guarantor shall pay on demand all out-of-pocket expenses (including reasonable attorneys’ fees and expenses and the allocated cost and disbursements of internal legal counsel) in any way relating to the enforcement or protection of the Holders’ of Obligations rights under this Guaranty, including any incurred in the preservation, protection or enforcement of any rights of the Holders of Obligations in any case commenced by or against such Guarantor under Chapter 11 of the Bankruptcy Code of the United States or any similar or successor statute; provided, that no Foreign Guarantor shall be liable for any expenses in any way related to the enforcement or protection of the rights of the Holders of Obligations hereunder against any Domestic Guarantor. The obligations of each Guarantor under the preceding sentence shall survive termination of this Guaranty.

13.          Amendments. No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by the Administrative Agent and each Guarantor.

14.          No Waiver; Enforceability. No failure by the Holders of Obligations to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein. The obligations hereunder shall not be affected, limited or impaired by any acts of any legislative body or governmental authority affecting any Borrower, including but not limited to, any restrictions on or regarding the conversion of currency or repatriation or control of funds or any total or partial expropriation of any Borrower’s property, or by any economic, political, regulatory or other events in the countries where such Borrower is located.

15.          Binding Effect; Assignment. This Guaranty shall (a) bind each Guarantor and its successors and assigns; provided, that no Guarantor may assign its rights or obligations under this Guaranty without the prior written consent of each Lender (and any attempted assignment without such consent shall be void) and (b) inure to the benefit of the Administrative Agent and the Holders of Obligations and their respective successors and assigns and any Holder of Obligations may, subject to the terms and conditions of the Credit Agreement, without notice to the Guarantor and without affecting the Guarantor’s obligations hereunder, assign or sell participations in the Guaranteed Obligations and this Guaranty, in whole or in part. Each Guarantor agrees that the Administrative Agent or any Holder of Obligations may, subject to the terms and conditions of the Credit Agreement, disclose to any prospective purchaser of all or part of the Guaranteed Obligations any and all information in such Person’s possession concerning such Guarantor, this Guaranty and any security for this Guaranty.

16.          Condition of the Borrowers. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from each Borrower such information concerning the financial condition, business and operations of such Borrower as such Guarantor requires, and that neither the Administrative Agent nor any Holder of Obligations has any duty, and such Guarantor is not relying on any Holder of Obligations at any time, to disclose to such Guarantor any information relating to the business, operations or financial condition of any Borrower.

17.          Setoff. If and to the extent any payment is not made when due hereunder, each Holder of Obligations and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Holder of Obligation or any such Affiliate to or for the credit or the account of any Guarantor against any and all of the obligations of such Guarantor now or hereafter existing under this Guaranty or any other Loan Document to such Holder of Obligations, irrespective of whether or not such Holder of Obligations shall have made any demand under this Guaranty or any other Loan Document and although such obligations of such Guarantor may be contingent or unmatured or are owed to a branch or office of such Holder of Obligations different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Holder of Obligations and their respective Affiliates under this Section 17 are in addition to other rights and remedies (including other rights of setoff) that such Holder of Obligations or its respective Affiliates may have. Each Holder of Obligations agrees to notify the Company and the Administrative Agent promptly after any such setoff and application; provided, that the failure to give such notice shall not affect the validity of such setoff and application.

18.          Representations and Warranties. Each Guarantor represents and warrants that:

(a)           Such Guarantor is duly organized and formed, validly existing and in good standing (to the extent such concept is applicable to such entity) under the Laws of the jurisdiction of its incorporation or organization;

(b)           Such Guarantor has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under this Guaranty; and

(c)           The making and performance of this Guaranty by such Guarantor have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Guarantor’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Contractual Obligation to which such Guarantor is a party or affecting such Guarantor or the properties of such Guarantor or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Guarantor or its property is subject; or (iii) violate any Law.

19.          Foreign Currency. If any claim arising under or related to this Guaranty is reduced to judgment denominated in a currency (the “Judgment Currency”) other than the  currencies in which the applicable Guaranteed Obligations are denominated (collectively the “Obligations Currency”), the judgment shall be for the equivalent in the Judgment Currency of the amount of the claim denominated in the Obligations Currency included in the judgment, determined as of the date of judgment. The equivalent of any Obligations Currency amount in any Judgment Currency shall be calculated at the spot rate for the purchase of the Obligations Currency with the Judgment Currency quoted by the Administrative Agent in the place of the Administrative Agent’s choice at or about 8:00 a.m. on the date for determination specified above. Each Guarantor shall indemnify the Holders of Obligations and hold the Holders of Obligations harmless from and against all loss or damage resulting from any change in exchange rates between the date any claim is reduced to judgment and the date of payment thereof by any

Guarantor. If the Administrative Agent so notifies the Guarantors in writing, at the Administrative Agent’s sole and absolute discretion, payments under this Guaranty shall be the Dollar Equivalent of the Guaranteed Obligations or any portion thereof, determined as of the date payment is made.

20.          Further Assurances. Each Guarantor agrees, upon the written request of the Administrative Agent, to execute and deliver to the Administrative Agent, from time to time, any additional instruments or documents reasonably considered necessary by Administrative Agent to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

21.          Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Guaranty, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement, with respect to the Administrative Agent at its notice address therein and with respect to any Guarantor at the address set forth for the Company in the Credit Agreement or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent as provided for in the Credit Agreement.

22.          GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

23.          SUBMISSION TO JURISDICTION. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK, NEW YORK AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY HOLDER OF OBLIGATIONS MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

24.          WAIVER OF VENUE; SERVICE OF PROCESS. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN

DOCUMENT IN ANY COURT REFERRED TO IN SECTION 23. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 21. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

25.          WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 25.

26.          Headings. Section headings in this Guaranty are for convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.

27.          Additional Guarantors. Certain Subsidiaries of the Company shall be required to become, and the Company will promptly cause such Subsidiary to become, in accordance with the Credit Agreement, a Guarantor and be made a party to this Guaranty pursuant to this Section by the execution and delivery by the Administrative Agent and such Subsidiary of a supplement in the form of Annex I hereto (which supplement shall indicate whether such Subsidiary shall constitute a Domestic Subsidiary Guarantor or Foreign Subsidiary Guarantor) and such additional documentation and legal opinions as the Administrative Agent may reasonably request. The execution and delivery of any such instrument shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

28.          No Novation; References to This Guaranty In Loan Documents.

(a)           It is the express intent of the parties hereto that this Guaranty (i) shall re-evidence the Guarantors’ obligations under the Existing Guaranty, (ii) is entered into in substitution for, and not in payment of, the obligations of the Guarantors under the Guaranty, and (iii) is in no way intended to constitute a novation of any of the Guarantors’ obligations that were evidenced by the Existing Guaranty or any of the other Loan Documents.

(b)           Upon the effectiveness of this Guaranty, on and after the date hereof, each reference in any other Loan Document to the Existing Guaranty (including any reference therein to “the Guaranty,” “thereunder,” “thereof,” “therein” or words of like import referring thereto) shall mean and be a reference to this Guaranty.

29.          Counterparts. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Guaranty by telecopy shall be effective as delivery of a manually executed counterpart of this Guaranty.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Guaranty as of the date first above written.

WATTS WATER TECHNOLOGIES, INC.

By:	/s/ William C. McCartney
Name:	William C. McCartney
Title:	Chief Financial Officer

WATTS INDUSTRIES EUROPE B.V.

By:	/s/ J. van Kouterik
Name:	J. van Kouterik
Title:	CFO Vice President

INITIAL SUBSIDIARY GUARANTORS:

WATTS REGULATOR CO.

By:	/s/ William C. McCartney
Name:	William C. McCartney
Title:	President

ANDERSON-BARROWS METALS
CORPORATION

By:	/s/ William C. McCartney
Name:	William C. McCartney
Title:	President

WEBSTER VALVE, INC.

By:	/s/ William C. McCartney
Name:	William C. McCartney
Title:	President

HUNTER INNOVATIONS, INC.

By:	/s/ William C. McCartney
Name:	William C. McCartney
Title:	President

WATTS DISTRIBUTION COMPANY, INC.

By:	/s/ William C. McCartney
Name:	William C. McCartney
Title:	President

CORE INDUSTRIES INC.

By:	/s/ William C. McCartney
Name:	William C. McCartney
Title:	President

DORMONT MANUFACTURING COMPANY

By:	/s/ William C. McCartney
Name:	William C. McCartney
Title:	President

FLOWMATIC SYSTEMS, INC.

By:	/s/ William C. McCartney
Name:	William C. McCartney
Title:	President

ACKNOWLEDGED AND AGREED:
BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ David A. Johnson
Name: David A. Johnson
Title: Vice President

ANNEX I TO
AMENDED AND RESTATED GUARANTY

Reference is hereby made to the Amended and Restated Guaranty (as from time to time amended, restated, supplemented or otherwise modified, the “Guaranty”), dated as of April 27, 2006, made by Watts Water Technologies, Inc., a Delaware corporation (the “Company”), certain Subsidiaries of the Company (collectively, the “Initial Subsidiary Guarantors”), Watts Industries Europe B.V., a private company with limited liability organized under the laws of The Netherlands (“Watts Europe” and, together with the Company, the Initial Subsidiary Guarantors and any additional Subsidiaries of the Company that become parties to the Guaranty by executing a Supplement thereto in the form attached thereto as Annex I, the “Guarantors”), in favor of Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Each capitalized term used herein and not defined herein shall have the meaning given to it in the Guaranty.

By its execution below, the undersigned, [NAME OF NEW GUARANTOR], a [                                         ], agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants that all of the representations and warranties contained in Section 18 of the Guaranty are true and correct in all respects as of the date hereof. The undersigned shall constitute a [Domestic Subsidiary Guarantor] [Foreign Subsidiary Guarantor] for all purposes under the Guaranty and the other Loan Documents.

IN WITNESS WHEREOF, [NAME OF NEW GUARANTOR], a [                           ] has executed and delivered this Annex I counterpart to the Guaranty as of this                      day of                     ,        .

[NAME OF NEW GUARANTOR]

By:
Name:
Title: